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                                                                    EXHIBIT 10.2

      LADD FURNITURE, INC. AND SUBSIDIARIES -- SUPPLEMENTAL FINANCIAL DATA
      OCTOBER 13, 1998       CONTACT: JOHN J. ONG, CFA      (336) 315-4049

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (PRELIMINARY AND UNAUDITED)

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
                                                                                 Quarters Ended
                                                   ---------------------------------------------------------------------------
In thousands, except per share data                 3/29/97    6/28/97    9/27/97     1/3/98     4/4/98     7/4/98     10/3/98
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
Net sales                                          $123,368    125,572    129,935    146,625    147,409    135,505     142,896
  Cost of sales                                     101,437    101,393    106,791    119,429    120,733    108,173     115,160
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  Gross profit                                       21,931     24,179     23,144     27,196     26,676     27,332      27,736
Selling, general and administrative expenses         17,552     18,561     17,794     20,328     20,350     19,947      19,932
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  Operating income                                    4,379      5,618      5,350      6,868      6,326      7,385       7,804
Other deductions:
  Interest expense                                    3,005      2,719      2,701      2,817      2,584      2,371       2,220
  Other expense (income), net                           521        194       (199)       276       (126)       310         148
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                                                      3,526      2,913      2,502      3,093      2,458      2,681       2,368
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  Earnings before income taxes                          853      2,705      2,848      3,775      3,868      4,704       5,436
Income tax expense                                      333      1,055      1,110      1,371      1,508      1,835       2,117
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  Net earnings                                     $    520      1,650      1,738      2,404      2,360      2,869       3,319
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Net earnings per common share-basic                $   0.07       0.21       0.22       0.31       0.30       0.37        0.42
Net earnings per common share-diluted              $   0.07       0.21       0.22       0.31       0.30       0.35        0.41
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Weighted average number of common
  shares outstanding-actual                           7,720      7,737      7,758      7,760      7,760      7,812       7,831
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CONDENSED CONSOLIDATED BALANCE SHEETS (PRELIMINARY AND UNAUDITED)

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

Dollar amounts in thousands                         3/29/97    6/28/97    9/27/97     1/3/98     4/4/98     7/4/98     10/3/98
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
ASSETS
Current assets:
  Cash                                             $    151        191        659         75        114         89         156
  Trade accounts receivable                          72,786     71,016     83,865     83,297     91,709     85,253      94,861
  Inventories                                        89,260     97,091     94,819     93,189     95,101    102,129     103,353
  Prepaid expenses and other current assets           6,831      7,536      6,923      8,106      8,646      9,514       7,124
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    Total current assets                            169,028    175,834    186,266    184,577    195,570    196,985     205,494
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Property, plant and equipment                        68,580     67,648     66,708     67,530     66,255     66,406      66,189
Intangible and other assets                          80,551     79,668     77,796     77,083     76,333     74,431      73,836
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                                                   $318,159    323,150    330,770    329,190    338,158    337,822     345,519
==============================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current installments of long-term debt           $  6,676      6,633      4,965      6,807     11,476      6,590       6,590
  Trade accounts payable                             25,120     26,807     27,080     29,488     37,217     36,317      36,982
  Accrued expenses and other current liabilities     33,552     30,030     36,203     31,952     33,925     35,252      38,617
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    Total current liabilities                        65,348     63,470     68,248     68,247     82,618     78,159      82,189
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Long-term debt, excluding current installments      122,694    121,231    123,565    118,586    109,390    109,629     109,540
Deferred and other liabilities                        5,639     12,027     10,481     11,432     12,826     12,657      13,067
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    Total liabilities                               193,681    196,728    202,294    198,265    204,834    200,445     204,796
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Total shareholders' equity                          124,478    126,422    128,476    130,925    133,324    137,377     140,723
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                                                   $318,159    323,150    330,770    329,190    338,158    337,822     345,519
==============================================================================================================================
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